UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2015

WESTERN REFINING LOGISTICS, LP
(Exact name of Registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
123 West Mills Ave., Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 2, 2015, Western Refining Logistics, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Form 8-K”) to report a transaction among the Partnership, Western Refining, Inc. (“Western”), Western Refining Southwest, Inc., a wholly-owned subsidiary of Western (“WRSW”), and Western Refining Logistics GP, LLC, the general partner of the Partnership (the “General Partner”). The Form 8-K is hereby being amended by adding Item 9.01 thereto to file the financial statements and information required by Item 9.01.

Item 9.01     Financial Statements and Exhibits.
(a)     Financial statements of business acquired.
Audited combined financial statements of the TexNew Mex Pipeline and Related Assets as of December 31, 2014 and for the year ended December 31, 2014 and unaudited combined financial statements of the TexNew Mex Pipeline and Related Assets as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b)     Financial statements of business acquired.
Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
(d)     Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP of the audited combined financial statements of the TexNew Mex Pipeline and Related Assets as of December 31, 2014 and for the year ended December 31, 2014.

99.1
Audited combined financial statements of the TexNew Mex Pipeline and Related Assets as of December 31, 2014 and for the year ended December 31, 2014 and unaudited combined financial statements of the TexNew Mex Pipeline and Related Assets as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2
Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP
By: Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Executive Vice President and Interim Chief Financial Officer

Dated: November 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP of the audited combined financial statements of the TexNew Mex Pipeline and Related Assets as of December 31, 2014 and for the year ended December 31, 2014.

99.1
Audited combined financial statements of the TexNew Mex Pipeline and Related Assets as of December 31, 2014 and for the year ended December 31, 2014 and unaudited combined financial statements of the TexNew Mex Pipeline and Related Assets as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014.

99.2
Unaudited pro forma condensed consolidated financial statements of Western Refining Logistics, LP as of and for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012.